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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of report: October 17, 2001


                        LIBERTY FINANCIAL COMPANIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                  Massachusetts
                    (State of incorporation or organization)


       1-13654                                           04-3260640
(Commission File Number)                    (I.R.S. Employer Identification No.)


              600 Atlantic Avenue, Boston, Massachusetts 02210-2214
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 772-6000


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                                    FORM 8-K
                                       OF
                        LIBERTY FINANCIAL COMPANIES, INC.


ITEM 5. OTHER EVENTS

     As previously disclosed in the Proxy Statement on Form DEF14A filed by Liberty Financial Companies, Inc. ("LFC") with the Securities and Exchange Commission on October 9, 2001, five separate lawsuits seeking class action status were filed between June 5, 2001 and June 6, 2001 by purported LFC stockholders in the Superior Court of Suffolk County, Massachusetts against LFC, Fleet National Bank, Liberty Mutual Insurance Company and the directors of LFC. Since then, the plaintiffs in four of the five lawsuits have voluntarily dismissed their lawsuits without prejudice.

     On October 9, 2001, an amended complaint was filed in the matter of Harbor Finance Partners v. Liberty Financial Companies, Inc., et. al, the one lawsuit remaining. A copy of this amended complaint is attached as Exhibit
99.1 to this report on form 8-K and is incorporated into this Item 5 by reference. LFC and its directors believe that this lawsuit is without merit and intend to vigorously defend the lawsuit.

     This report contains statements that are not based on historical fact and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words or phrases denoting the anticipated results of future events, such as "believe," and similar expressions that denote uncertainty are intended to identify such forward-looking statements. Additionally, from time to time, the Company or its representatives have made or may make oral or written forward-looking statements. Such forward-looking statements may be included in various filings made by the Company with the Securities and Exchange Commission, or in other press releases or oral statements made by or with the approval of an authorized executive officer of the Company. The Company's actual results, performance or achievements and the results of the above-described lawsuit could differ materially from the results expressed in, or implied by, such forward-looking statements: (1) as a result of risks and uncertainties identified in the Company's publicly filed reports; (2) as a result of factors over which the Company has no control; and/or (3) if the factors on which the Company's conclusions are based do not conform to the Company's expectations.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not Applicable.

         (b)  PRO FORMA FINANCIAL INFORMATION.

         Not Applicable.

         (c)  Exhibits

              EXHIBIT NO.     EXHIBIT

              99.1 Amended Complaint in the matter of Harbor Finance Partners v. Liberty Financial Companies, Inc., dated October 9, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LIBERTY FINANCIAL COMPANIES, INC.




Date: October 16, 2001                      By: /s/ J. Andrew Hilbert
                                                -----------------------------
                                                J. Andrew Hilbert
                                                Chief Financial Officer



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                                  EXHIBIT INDEX


              EXHIBIT NO.      EXHIBIT

              99.1 Amended Complaint in the matter of Harbor Finance Partners v. Liberty Financial Companies, Inc. dated October 9, 2001.